UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

AFFILIATED MANAGERS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AFFILIATED MANAGERS GROUP, INC.

600 Hale Street
Prides Crossing, Massachusetts 01965

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Affiliated Managers Group, Inc. (the “Company”) will be held on Wednesday, May 31, 2006, at 10:00 a.m. Eastern time, at the Company’s offices, 600 Hale Street, Prides Crossing, Massachusetts 01965 for the following purposes:

1.                To elect seven directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.                To approve the 2006 Stock Option and Incentive Plan.

3.                To amend the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of voting common stock, par value $.01 per share (the “Common Stock”), of the Company.

4.                To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

5.                To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 19, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Common Stock, at the close of business on that date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please carefully review the enclosed proxy statement and submit your proxy, which is being solicited by the Board of Directors. If you are a stockholder of record, please complete, sign, date and mail promptly the accompanying proxy card in the postage-prepaid envelope; or, vote by telephone or over the Internet by following the instructions included with your proxy card. If your shares are held by a broker, bank or other nominee, which are referred to as shares held in “street name,” please complete, sign, date and mail the voting instruction form or vote by telephone or over the Internet if your voting instruction form includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Any proxy may be revoked by delivery of a later-dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously submitted a completed proxy by telephone, Internet or mail. If you hold your shares in street name and would like to change your voting instructions, please follow the instructions on the voting instruction form provided to you by your broker, bank or other nominee.

By Order of the Board of Directors.

John Kingston, III
Secretary
Prides Crossing, Massachusetts
April 28, 2006

AFFILIATED MANAGERS GROUP, INC.

600 Hale Street
Prides Crossing, Massachusetts 01965

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 31, 2006

April 28, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Affiliated Managers Group, Inc. (“AMG” or the “Company”) for use at the 2006 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 31, 2006 at 10:00 a.m. Eastern time, at the Company’s offices, 600 Hale Street, Prides Crossing, Massachusetts 01965, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to elect seven directors of the Company, approve the Company’s 2006 Stock Option and Incentive Plan, amend the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock to 150,000,000, ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year, and consider and act upon any other matters properly brought before them.

This Proxy Statement and the accompanying notice of Annual Meeting and proxy card are first being sent to stockholders on or about April 28, 2006. The Board of Directors has fixed the close of business on April 19, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Holders of Common Stock outstanding and entitled to vote as of the close of business on the Record Date will be entitled to one vote for each share held by them. As of the Record Date, there were 33,302,594 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes will be counted as present in determining the presence of a quorum. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner on a particular matter with respect to which the broker or other nominee does not have discretionary voting power. Of the matters to be acted upon at the Annual Meeting, brokers will not have discretionary authority to vote on the approval of the 2006 Stock Option and Incentive Plan.

Directors will be elected by a plurality of votes cast, and “withheld” votes will have no effect on the outcome. Approval of each of the 2006 Stock Option and Incentive Plan and ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote on each proposal. Approval of the amendment of the Company’s Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding. Abstentions will have the effect of votes against each of these proposals, other than for the election of directors. Broker non-votes, which will apply only to the proposal to approve the 2006 Stock Option and Incentive Plan, will have no effect on the outcome for these purposes.

Stockholders of the Company are requested to submit a proxy by telephone or Internet, or by completing, signing, dating and returning the accompanying proxy card or, for shares held in street name, the voting instruction form in the enclosed, postage-prepaid envelope. If you vote by telephone or the Internet, you should not return your proxy card or voting instruction form. Instead, please follow the instructions on your proxy card or voting instruction form for telephone and Internet voting. Shares represented by a properly completed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of each of the nominees for director, FOR approval of the 2006 Stock Option and Incentive Plan, FOR the amendment of the Certificate of Incorporation and FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the current fiscal year. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.

A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. A stockholder of record who voted by telephone or the Internet may also change his or her vote with a timely and valid later telephone or Internet vote, as the case may be. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has previously been given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

A stockholder whose shares are held in street name may change previously delivered voting instructions by following the procedure set forth in the voting instruction form provided by the broker, bank or other nominee. A stockholder whose shares are held in street name may vote in person at the Annual Meeting, upon presenting picture identification, an account statement or a letter from the record holder indicating that the stockholder owned the shares as of the Record Date, and a proxy from the record holder issued in the stockholder’s name.

The Company’s 2005 Annual Report, including audited financial statements for the fiscal year ended December 31, 2005, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

i

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

The Board of Directors of the Company currently consists of seven members. At the Annual Meeting, seven directors will be elected to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Messrs. Richard E. Floor, Sean M. Healey, Harold J. Meyerman, William J. Nutt, Patrick T. Ryan and Jide J. Zeitlin, and Dr. Rita M. Rodriguez (collectively, the “Nominees”) to serve as directors. Each of the Nominees is currently serving as a director of the Company. Messrs. Ryan and Zeitlin were each recommended by members of the Board of Directors of the Company and were elected by the Board in July 2005 and January 2006, respectively. The Board of Directors anticipates that each of the Nominees will, if elected, serve as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND, THEREFORE, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Information Regarding the Nominees

The name, age (as of April 1, 2006) and a description of the business experience, principal occupation and past employment of each of the Nominees during at least the last five years is set forth below.

Name	Age
Richard E. Floor	65
Sean M. Healey	44
Harold J. Meyerman(1)(2)(3)	67
William J. Nutt	61
Rita M. Rodriguez(1)(3)	63
Patrick T. Ryan(2)(3)	47
Jide J. Zeitlin(1)(2)	42

(1)          Member of the Nominating and Governance Committee.

(2)          Member of the Compensation Committee.

(3)          Member of the Audit Committee.

Richard E. Floor has been a director of the Company since its formation in December 1993. Mr. Floor has been a partner at the law firm of Goodwin Procter LLP since 1975. Mr. Floor is also a director of New America High Income Fund, a closed-end investment company.

Sean M. Healey joined the Company in 1995 and has been the Company’s President and Chief Executive Officer since January 1, 2005. From 1995 to 1999, Mr. Healey served as Executive Vice President, and was named President and Chief Operating Officer in 1999. He has been a director of the Company since May 2001. Prior to joining the Company, Mr. Healey was a Vice President in the Mergers and Acquisitions Department at Goldman, Sachs & Co. focusing on financial institutions. Mr. Healey also serves as a Trustee of the Peabody Essex Museum and Shore Country Day School. Mr. Healey received a J.D. from Harvard Law School, an M.A. from University College, Dublin and an A.B. from Harvard College.

Harold J. Meyerman has been a director of the Company since July 1999. Mr. Meyerman retired as a Managing Director of the Global Financial Institutions and Trade Group of The Chase Manhattan Bank (“Chase”) in December 1998. His responsibilities at Chase included overseeing the asset management businesses. Before joining Chase, Mr. Meyerman was President and Chief Executive Officer of First Interstate Bank, Ltd. Mr. Meyerman also serves on the Boards of Directors of the Huntington Medical Research Institutes, the Genetics and IVF Institute, as Chairman of Exporters Insurance, Inc. and as Chairman of Ansett Aircraft Spares and Services, Inc., a private corporation located in Sylmar, California. Mr. Meyerman also serves as President of the Board of Trustees of the Palm Springs Art Museum.

William J. Nutt founded the Company in December 1993 and is the Company’s Chairman. From 1993 to December 2004, Mr. Nutt served as Chief Executive Officer of the Company. Mr. Nutt also served as the Company’s President from 1993 to 1999. Prior to founding AMG, Mr. Nutt was President and Chief Operating Officer of The Boston Company and was responsible for its institutional money management business, mutual fund administration, distribution and custody business and master trustee and custodian business. As Chairman and Chief Executive Officer of The Boston Company’s principal subsidiary, Boston Safe Deposit and Trust Company, Mr. Nutt was also responsible for its personal banking and trust business. He also serves as an Overseer of the New England Aquarium and on the Advisory Council of the Trustees of Reservations. Mr. Nutt is also a Commissioner of the Massachusetts Aeronautics Commission. Mr. Nutt received a J.D. from the University of Pennsylvania and a B.A. from Grove City College.

Rita M. Rodriguez has been a director of the Company since January 2000. Dr. Rodriguez has been a Fellow and Senior Fellow at the Woodstock Theological Center at Georgetown University since September 2002, and from March 1999 to September 2002 served as an international finance consultant. Dr. Rodriguez was formerly a full-time member of the Board of Directors of the Export-Import Bank of the United States from 1982 to March 1999. Prior to joining the Export-Import Bank Board, Dr. Rodriguez was a professor in the finance faculties at the University of Illinois at Chicago and at Harvard Business School. In addition, Dr. Rodriguez has authored numerous journal articles and books on the subject of international finance. Dr. Rodriguez also serves on the Board of Directors and the Audit Committee of ENSCO International Incorporated, an international offshore contract drilling company, on the Board of Directors of Phillips-Van Heusen Corporation, an apparel company, and on the Board of Directors of the Academy for Educational Development and the Private Export Funding Corporation.

Patrick T. Ryan has been a director of the Company since July 2005. Mr. Ryan is President and Chief Executive Officer of PolyMedica Corporation, a leading direct-to-consumer provider of health care products and services for individuals with chronic diseases. Before joining PolyMedica, Mr. Ryan served as the Chairman and CEO of Physicians Dialysis Inc., the nation’s sixth largest dialysis provider when it was acquired by DaVita Inc. in September 2004. Previously, Mr. Ryan served as President and Chief Executive Officer of PrincipalCare Inc., a company specializing in women’s healthcare, and ImageAmerica, Inc., a publicly-traded company that provided medical diagnostic imaging services. Earlier in his career, Mr. Ryan was the co-founder of RB Diagnostics, a company providing diagnostic imaging services, and also served as a Regional General Manager of American Hospital Supply Corporation. Mr. Ryan currently serves as a director for PolyMedica Corporation, the Beth Israel Deaconess Medical Center and Northeast Hospital Foundation.

Jide J. Zeitlin has been a director of the Company since January 2006. Mr. Zeitlin formerly served as a senior investment banker at Goldman, Sachs & Co., where he was elected a partner in 1996, and is now a private investor. His career at Goldman Sachs included a number of senior management positions in the firm’s investment banking division, where he focused on the industrial and healthcare industries, as well as service in the firm’s executive office. Mr. Zeitlin currently serves as Chairman of the Board of Trustees at Amherst College and is a member of the boards of Milton Academy, the Harvard Business School Visiting Committee, Teach for America, Montefiore Medical Center, Playwrights Horizons and Common Ground Community.

Meetings of the Board of Directors and Committees and Corporate Governance Matters

During 2005, the Board of Directors met seven times. Each incumbent member of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all standing committees of the Board of Directors on which such director served (during the period such director served on the Board of Directors or any committee thereof). The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders. Four directors were in attendance at the 2005 Annual Meeting of Stockholders.

At least annually, the Board of Directors evaluates all relationships between the Company and each director in light of the relevant facts and circumstances to determine whether a material relationship exists between the Company and the director, either directly or indirectly. After its most recent evaluation of director independence, the Board of Directors determined that five of its seven current directors, Messrs. Floor, Meyerman, Ryan and Zeitlin and Dr. Rodriguez, have no material relationship with the Company and are “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Board of Directors based these determinations primarily on a review of the responses of the nominees to questions regarding employment and compensation history, affiliations, family and other relationships and on discussions with them.

Of the five independent directors, only one has a direct or indirect business relationship with the Company. Mr. Floor is the sole shareholder of Richard E. Floor, P.C., which is a partner in Goodwin Procter LLP. During 2005, the Company retained Goodwin Procter LLP for certain legal services. In each of the past three fiscal years, the amount that the Company paid to Goodwin Procter LLP was less than 2% of Goodwin Procter LLP’s consolidated gross revenues. Furthermore, the Board of Directors determined that these payments were not otherwise material to Goodwin Procter LLP or the Company and did not constitute a material benefit to Mr. Floor. The Board of Directors determined that Mr. Floor’s relationship to the Company through Goodwin Procter LLP does not impair his independence as a director.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each such committee acts pursuant to a written charter adopted by the respective committee. A description of each committee is set forth below.

Audit Committee.   The Audit Committee currently consists of Dr. Rodriguez and Messrs. Meyerman and Ryan, each of whom is “independent” for purposes of the NYSE listing standards, including those applicable to audit committees. Each member of the Audit Committee is also an audit committee financial expert, as defined by the Securities and Exchange Commission (the “SEC”). The Audit Committee’s purpose is to assist the Board of Directors in oversight of the Company’s internal controls and financial statements and the audit process. The amended and restated charter of the Audit Committee is filed as Appendix A to this Proxy Statement. The Audit Committee met eight times during 2005.

Compensation Committee.   The Compensation Committee currently consists of Messrs. Meyerman, Ryan and Zeitlin, each of whom is “independent” for purposes of the NYSE listing standards. The Compensation Committee is responsible for overseeing the Company’s general compensation policies and establishing and reviewing the compensation plans applicable to the Company’s executive officers. The Compensation Committee met six times during 2005.

Nominating and Governance Committee.   The Nominating and Governance Committee currently consists of Messrs. Meyerman and Zeitlin and Dr. Rodriguez, each of whom is “independent” for purposes of the NYSE listing standards. The Nominating and Governance Committee is primarily responsible for recommending criteria to the Board of Directors for Board of Directors’ and committee membership, identifying and evaluating director candidates, overseeing the evaluation of the Board of Directors and its committees, and maintaining the Company’s corporate governance guidelines. The Nominating and Governance Committee may solicit director candidate recommendations from a number of sources, including non-management directors, executive officers and third-party search firms. The Nominating and Governance Committee will consider for nomination any director candidates, including director candidates recommended by stockholders of the Company, who are deemed qualified by the Nominating and Governance Committee in light of the qualifications and criteria for Board of Directors’ membership described below, or such other criteria as approved by the Board of Directors or a committee thereof from time to time. Stockholder recommendations must be submitted to the Nominating and Governance Committee in accordance with the substantive and procedural requirements set forth in the Company’s By-laws, including those discussed below under the caption “Other Matters—Stockholder Proposals,” and any procedures established from time to time by the Nominating and Governance Committee. The Nominating and Governance Committee does not have a specific policy regarding the consideration of stockholder recommendations for director candidates and considers this appropriate because it evaluates recommendations without regard to their source. The Nominating and Governance Committee met five times during 2005.

When considering candidates for directorship, the Nominating and Governance Committee takes into account a number of factors, including the following qualifications: the nominee shall have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and the attributes necessary (in conjunction with the other members of the Board of Directors) to best serve the long-term interests of the Company and its stockholders. In addition, the Nominating and Governance Committee reviews from time to time the skills and characteristics necessary and appropriate for directors in light of the then current composition of the Board of Directors, including such factors as business experience, diversity and knowledge of the financial services industry in general and the asset management industry in particular. The Nominating and Governance Committee will review at least annually the Company’s corporate governance guidelines to ensure that the Company continues to meet best corporate governance practice standards.

Executive Sessions of Non-management Directors.   Non-management directors of the Company meet in regularly scheduled executive sessions. Since the charter of the Nominating and Governance Committee provides that the Chair of that committee shall serve as the lead director, Mr. Meyerman serves as the lead director calling and chairing the executive sessions and in communicating with Mr. Nutt, Chairman of the Board of Directors, and Mr. Healey, President and Chief Executive Officer.

Stockholder Communications with Non-management Directors or the Board of Directors.   An interested party may communicate directly with Mr. Meyerman, the Chair of the Nominating and Governance Committee, by sending a confidential memorandum addressed to his attention at Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965. Any communications to the full Board of Directors may be directed to John Kingston, III, Senior Vice President, General Counsel and Secretary of the Company, who would, in his discretion, discuss the communications with the Board of Directors at a regular meeting of the Board of Directors.

Availability of Corporate Governance Documents.   The Company maintains a corporate governance section on its web site that includes, among other items, the Board of Directors’ Corporate Governance Guidelines; the charters for the Audit, Compensation and Nominating and Governance Committees; the Code of Business Conduct and Ethics applicable to all directors, officers and employees; the Code of Ethics applicable to the Company’s chief executive officer, chief financial officer and other senior financial officers; and the Policy Regarding Special Trading Procedures applicable to all directors, officers and employees of the Company. This information is available on the investor information section of the Company’s web site, www.amg.com, under “corporate governance,” but is not incorporated by reference into this Proxy Statement. In addition, copies of these documents will be provided without charge to any person upon request of such person to John Kingston, III, Senior Vice President, General Counsel and

Secretary, Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965. If the Company makes any substantive amendment to these corporate governance documents or grants any waiver, including any implicit waiver, from a provision of any such governance document to the persons covered thereby, the Company is obligated to disclose the nature of such amendment or waiver, the name of the person to whom any waiver was granted, and the date of waiver on its website or in a report on Form 8-K.

Compensation of Directors

Directors of the Company who are also employees receive no additional compensation for their service as directors. Each non-employee director receives an annual fee of $50,000 for service as a director, as well as a quarterly meeting fee of $2,500 (for in-person attendance) and $1,250 (for telephonic attendance). In addition, directors receive an annual fee of $10,000 for their service as a member of each of the Audit Committee, Compensation Committee or Nominating and Governance Committee, as the case may be, with the Chair of the Audit Committee receiving an additional annual fee of $25,000, the Chair of the Compensation Committee receiving an additional annual fee of $10,000 and the Chair of the Nominating and Governance Committee receiving an additional annual fee of $5,000. In addition, the lead director receives an additional fee of $50,000, and all directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

In 2005, in his capacity as Chairman of the Board of Directors and an executive officer of the Company, William Nutt received a salary of $650,000 and a $1,000,000 bonus under the Long Term Equity Incentive Plan. Mr. Nutt also received other annual compensation in 2005 in the amount of $143,676. Such amount includes life insurance premiums paid by the Company on behalf of Mr. Nutt, 401(k) profit sharing contributions, distributions under the 1999 Executive Retention Plan, aircraft usage, personal physician benefits, financial services benefits, and tax payments made in connection with the provision of certain financial service, health care and other benefits in the amount of $23,040.

For their services as directors, non-employee directors are eligible to receive shares of restricted Common Stock and options to purchase shares of Common Stock under the Company’s 1997 Stock Option and Incentive Plan, as amended and restated (the “1997 Option Plan”), and the Company’s 2002 Stock Option and Incentive Plan, as amended and restated (the “2002 Option Plan”). During 2005, the Company granted to each of Messrs. Floor, Meyerman, and Dr. Rodriguez 5,625 options to purchase shares of Common Stock on each of July 26, 2005 and December 14, 2005 (which options vest in four annual installments beginning on either December 31, 2005 or December 31, 2006, respectively). Upon becoming a director in July 2005, Mr. Ryan was granted a total of 22,500 options to purchase shares of Common Stock (which vested 25% on the date of grant and will vest as to an additional 25% on each of the next three anniversaries) and a grant of 5,625 options to purchase shares of Common Stock on December 14, 2005 (which vest in four annual installments beginning on December 31, 2006). Mr. Nutt was granted a total of 22,500 options to purchase shares of Common Stock on December 14, 2005 (which vest in four annual installments beginning on December 31, 2006).

Information Regarding Executive Officers of the Company

The name, age (as of April 1, 2006) and positions of each of the executive officers of the Company, as well as a description of their respective business experience and past employment during at least the last five years, is set forth below:

Name	Age	Position
William J. Nutt	61	Chairman of the Board of Directors
Sean M. Healey	44	President and Chief Executive Officer
Seth W. Brennan	35	Executive Vice President
Darrell W. Crate	39	Executive Vice President, Chief Financial Officer and Treasurer
Nathaniel Dalton	39	Executive Vice President
John Kingston, III	40	Senior Vice President, General Counsel and Secretary

For the biographical information of Messrs. Nutt and Healey, see “Information Regarding the Nominees” above.

Seth W. Brennan joined the Company in 1995 and in 2001 became an Executive Vice President, with responsibility for coordinating the Company’s new investment activities. Prior to joining AMG, Mr. Brennan was in the Global Insurance Investment Banking Group at Morgan Stanley & Co. Incorporated and in the Financial Institutions Group at Wasserstein, Perella & Co. Mr. Brennan received a B.A. from Hamilton College.

Darrell W. Crate joined the Company in 1998 as a Senior Vice President and Chief Financial Officer and in 2001 became Executive Vice President and Chief Financial Officer. He also serves as the Company’s Treasurer. Prior to joining AMG, Mr. Crate was a Managing Director in the Financial Institutions Group of Chase Manhattan Corporation focusing exclusively on investment management firms. Mr. Crate received an M.B.A. from Columbia Business School and a B.A. from Bates College.

Nathaniel Dalton joined the Company in 1996 as a Senior Vice President and General Counsel and in 2001 became Executive Vice President, with responsibility for AMG’s Affiliate Development efforts. He served as General Counsel and as the Company’s Secretary until June 2002. Prior to joining AMG, Mr. Dalton was an attorney at Goodwin Procter LLP, focusing on mergers and acquisitions, including those in the asset management industry. Mr. Dalton received a J.D. from Boston University School of Law and a B.A. from the University of Pennsylvania.

John Kingston, III joined the Company in 1999 as Vice President and in 2002 became Senior Vice President and General Counsel. He also serves as Secretary of the Company. Prior to joining the Company, Mr. Kingston served as a senior counsel to Miller Anderson & Sherrerd, LLP, a division of Morgan Stanley Investment Management, and was an attorney at Ropes & Gray LLP, focusing on corporate and securities laws issues, with a particular focus on the investment management industry. Mr. Kingston received a J.D. from Harvard Law School, and a B.S. and B.A. from the University of Pennsylvania.

Executive Compensation

Summary Compensation Table.   The following table sets forth information regarding the compensation earned during the indicated periods by the Company’s Chief Executive Officer and the Company’s four other most highly compensated executive officers during the fiscal years indicated (collectively, the “Named Executive Officers”).

						Long-Term Compensation	All Other Compensation
						Awards	Long-Term
		Annual Compensation				Securities	Deferred	Other
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)		Underlying Options(#)	Compensation ($)(2)	Compensation (3)($)
Sean M. Healey	2005	750,000	3,500,000	173,747	(4)	0	3,450,000	24,770
President and Chief	2004	650,000	2,700,000	66,056	(5)	265,000	—	25,200
Executive Officer	2003	550,000	1,700,000	21,379	(6)	217,500	—	24,700
Seth W. Brennan	2005	500,000	2,300,000	47,008	(4)	0	2,300,000	24,770
Executive Vice	2004	500,000	1,950,000	31,445	(5)	230,000	—	25,200
President	2003	400,000	1,300,000	18,093	(6)	165,000	—	24,700
Darrell W. Crate	2005	500,000	2,300,000	43,380	(4)	0	2,300,000	24,770
Executive Vice	2004	500,000	1,950,000	29,253	(5)	230,000	—	25,200
President, Chief	2003	400,000	1,300,000	15,746	(6)	195,000	—	24,700
Financial Officer and
Treasurer
Nathaniel Dalton	2005	500,000	2,300,000	34,430	(4)	0	2,300,000	24,770
Executive Vice	2004	500,000	1,950,000	36,290	(5)	230,000	—	25,200
President	2003	400,000	1,300,000	15,882	(6)	195,000	—	24,700
John Kingston, III	2005	300,000	1,250,000	18,766	(4)	0	1,150,000	24,277
Senior Vice	2004	300,000	1,000,000	19,609	(5)	140,000	—	24,707
President, General
Counsel and
Secretary(7)

(1)          Represents current cash compensation paid by the Company under the Company’s Long-Term Incentive Plan, as amended (the “Long-Term Incentive Plan”).

(2)          Represents cash awards granted to the Named Executive Officers under an Executive Retention Plan established by the Company in 2005. An executive may elect to invest such cash award in the Company’s Common Stock, in affiliate investment products, and in cash accounts, in each case subject to vesting and forfeiture provisions. The awards are held in trust until vested. Consistent with the Compensation Committee’s retention and incentive objectives and the Company’s stock ownership guidelines (as discussed below in the Compensation Committee Report), the Named Executive Officers elected to purchase shares of the Company’s Common Stock with a substantial portion of their cash award and invested the remainder in affiliate investment products. As previously disclosed in Section 16 filings made on January 4, 2006, Mr. Healey purchased 37,383 shares of Common Stock, each of Messrs. Brennan, Crate and Dalton purchased 24,922 shares of Common Stock, and Mr. Kingston purchased 12,461 shares of Common Stock.

(3)          For 2005, other compensation consisted of (i) contributions by the Company under its 401(k) Profit Sharing Plan in the amount of $21,000 on behalf of each Named Executive Officer; (ii) the dollar value of insurance premiums paid by the Company with respect to term life and long-term disability insurance policies in the amount of $3,770 on behalf Messrs. Healey, Brennan, Crate, and Dalton and $3,277 on behalf of Mr. Kingston.

(4)          Includes tax payments made in connection with the provision of certain financial service, health care and other benefits in the amounts of $72,688, $14,426, $13,353, $14,098, and $7,684 for Messrs. Healey, Brennan, Crate, Dalton, and Kingston respectively, and total financial service benefits of $82,340 for Mr. Healey.

(5)          Includes tax payments made in connection with the provision of certain financial service benefits in the amounts of $34,823, $12,894, $11,934, $14,860, and $8,029 for Messrs. Healey, Brennan, Crate, Dalton and Kingston, respectively.

(6)          Includes tax payments made in connection with the provision of certain financial service benefits in the amounts of $8,754, $7,409, $6,447, and $6,503 for Messrs. Healey, Brennan, Crate and Dalton, respectively.

(7)          John Kingston became an executive officer in 2004.

Option Grants.   The Company did not grant any options to acquire Common Stock to its Named Executive Officers during 2005.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values.   The following table sets forth information regarding the shares of Common Stock acquired on exercise of stock options during 2005, the number of unexercised options at the end of 2005 and the value of stock options held at the end of 2005 by each Named Executive Officer.

The “Value Realized” column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which equals the option exercise price) and assumes the sale of all shares issued upon exercise of the option. Accordingly, the “Value Realized” amount does not necessarily reflect the actual amount received by the Named Executive Officer since the market price on the actual date of sale may be higher or lower than the market price on the date of exercise of the option and the total number of shares sold, if any, may be less than the number of shares issued upon exercise of the option.

The table below sets forth information regarding the number of securities underlying options and the value of such securities at year-end which are free of transfer restrictions and which are subject to transfer restrictions, as the case may be.

2005 Year-End Option Values

					Year-end(1)($)
			Number of Securities Underlying Options at Year-End		Value of Exercisable In-the-Money	Value of Exercisable In-the-Money
	Shares Acquired on Exercise (#)	Value Realized ($)	which are Free of Transfer Restrictions	which are Subject to Transfer Restrictions	Options which are Free of Transfer Restrictions	Options which are Subject to Transfer Restrictions
Sean M. Healey	286,964	13,758,542	737,464	296,908	30,398,587	8,547,235
Seth W. Brennan	111,629	3,772,676	495,564	246,001	20,901,480	7,006,524
Darrell W. Crate	104,238	4,157,170	612,433	261,001	24,892,357	7,545,074
Nathaniel Dalton	143,545	6,739,832	640,870	261,001	26,406,437	7,545,074
John Kingston, III	43,250	1,714,773	203,125	158,625	7,564,759	4,589,184

(1)          Based on $80.25 per share, the reported closing price of the Common Stock on the NYSE on December 30, 2005.

Equity Compensation Plan Information

The Company has two equity compensation plans. The 1997 Option Plan authorizes the Company to grant stock options to employees, directors and other key persons. In 2002, stockholders approved an amendment to increase to 7,875,000 the shares of Common Stock authorized for issuance under this plan. In 2002, the Board of Directors established the 2002 Option Plan, under which the Company is authorized to grant non-qualified stock options and certain other awards to employees and directors. The 2002 Option Plan requires that the majority of grants under the plan in any three-year period must be issued to employees who are not executive officers or directors of the Company. The 2002 Option Plan has not been approved by the Company’s stockholders. There are 3,375,000 shares of Common Stock authorized for issuance under this plan.

The plans are administered by the Compensation Committee of the Board of Directors. The exercise price of stock options is the fair market value of the Common Stock on the date of grant, or such other amount as the Compensation Committee may determine in accordance with the respective plan. The shares issuable on exercise of the options (other than options granted to directors) are subject to restrictions on transfer that lapse in installments according to specified schedules, provided that the respective recipient remains employed by the Company. In the event the recipient ceases to be employed by the Company, such restrictions will remain outstanding until December 2010 or seven years after the date of grant, whichever is later. The stock options generally expire seven to ten years after the grant date.

The following table sets forth information regarding the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	4,818,265	$35.9646	64,495
Equity compensation plans not approved by stockholders(2)	2,990,124	49.7836	88,085
Total(3)	7,808,389	41.2564	152,580

(1)          Consists of the 1997 Option Plan.

(2)          Consists of the 2002 Option Plan.

(3)          The (i) number of shares of Common Stock subject to outstanding options, warrants and rights and (ii) weighted-average exercise prices.

Stock Performance Graph

The following graph provides a comparison of cumulative total stockholder return for the period from January 1, 2001 through December 31, 2005, among the Company, the S&P 500 Stock Index, and an asset management industry composite index constructed and used by the Company. The Peer Group Index is comprised of the following entities: BlackRock, Inc., Eaton Vance Corp., Federated Investors, Inc., Franklin Resources, Inc., Gabelli Asset Management Inc., Janus Capital Group Inc., Nuveen Investments, Inc., T. Rowe Price Group, Inc., Waddell & Reed Financial, Inc. and W.P. Stewart & Co., Ltd.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG THE COMPANY, THE S&P 500 INDEX,
AND THE PEER GROUP INDEX

*                    The stock performance graph assumes an investment of $100 in the Common Stock of the Company (at the per share closing price of the Company’s Common Stock on December 31, 2000) and each of the indices described above, and the reinvestment of any dividends. The historical information set forth above is not necessarily indicative of future performance.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

The Compensation Committee

The Compensation Committee currently consists of Messrs. Meyerman, Ryan and Zeitlin with Mr. Meyerman serving as the Chair. The Committee is responsible for overseeing the Company’s general compensation policies and establishing and reviewing the compensation plans and benefit programs applicable to the Company’s executive officers. In that capacity, the Compensation Committee also administers the Company’s stock option and incentive plans, as well as the Long-Term Incentive Plan.

Compensation Policies

The Compensation Committee structures its policies and programs to further two basic philosophies: first, that executive compensation should be closely aligned with increases in stockholder value as measured by growth in the Company’s Cash Net Income per share (or “Cash earnings”) (as discussed in the Company’s Annual Report for the fiscal year ended December 31, 2005); and second, that executive compensation should be designed to retain the services of key members of senior management of the Company. In keeping with these two philosophies, the Compensation Committee closely monitors the allocation of the Company’s executives’ compensation among three primary components: base salary, bonus and equity-based compensation awards, so as to maintain an appropriate balance between fixed compensation and performance-based compensation. In awarding any performance-based compensation, the Committee also considers the mix and timing of such compensation to achieve short and long-term incentive objectives. Throughout these processes, the Compensation Committee strives to create the optimum level of incentives to ensure that key executives remain with the Company and manage the Company’s affairs with the goal of increasing value to stockholders.

Base Salary

In determining base salary levels for the Company’s executive officers, the Compensation Committee annually reviews the amounts of base compensation being paid to executive officers of other companies in the asset management industry, and in particular those comprising the Peer Group Index described above, and other comparable companies. The Compensation Committee intends that the base salary levels of the Company’s executive officers be generally equivalent to executives in similar positions in comparable public companies in the asset management industry. The Compensation Committee believes it is appropriate to target a base salary level that reflects the Compensation Committee’s belief that total compensation should be principally focused on performance-based compensation. Based on the Compensation Committee’s philosophy and the factors stated above, the Compensation Committee determined to approve 2006 base salaries as follows: Mr. Healey, $750,000, each of Messrs. Brennan, Crate and Dalton, $500,000 and Mr. Kingston, $350,000.

Performance-based Compensation

In determining the performance-based compensation levels for the Company’s executive officers, the Compensation Committee considers the Company’s Cash earnings to be the principal performance benchmark for the Company and therefore uses Cash earnings as a measure to align executive compensation with stockholder value. Under the terms of the Long-Term Incentive Plan, executives covered under the Long-Term Incentive Plan are eligible to receive incentive compensation for any fiscal year in which the Company achieves certain targets of Cash earnings, which are established by the Compensation Committee within the first 90 days of the fiscal year. The Company’s Cash earnings for 2005 exceeded the Cash earnings target established by the Compensation Committee for the year, resulting in the payment of performance-based compensation pursuant to the pre-established formula under the Long-Term Incentive Plan.

In addition to Cash earnings, the Compensation Committee believes it is important to consider certain additional Company and individual performance factors, in total, in determining the appropriate level of overall compensation for the Company’s executive officers. Where appropriate, the Compensation Committee considers the performance of the Company’s Common Stock, the performance of the Company (with respect to a number of financial measures) relative to other companies in its peer group and the performance of the Company relative to the financial markets generally, along with a broad assessment of qualitative management performance on both an individual and collective basis. The Compensation Committee’s determinations regarding the amount of performance-based compensation to be paid to each executive officer is set forth in the Summary Compensation Table.

In 2005, the Company adopted an Executive Retention Plan (the “2005 Retention Plan”). Consistent with the Compensation Committee’s objective that executive compensation be closely aligned with increases in stockholder value and to retain key members of senior management, the 2005 Retention Plan is designed to work in concert with the Company’s stockholder-approved Long-Term Incentive Plan, providing a trust vehicle for long-term compensation awards based on the Company’s performance and growth. The 2005 Retention Plan permits the Compensation Committee to make cash awards to executive officers that the respective officer may choose to invest in the Company’s Common Stock, in investment products of certain of the Company’s affiliates and in cash accounts, in each case subject to vesting and forfeiture provisions.

Equity-based Incentive Compensation Awards

The Compensation Committee believes that equity-based compensation awards provide appropriate long-term incentives to executive officers that are aligned closely with the achievement of enhanced stockholder value. In connection with the Company’s equity-based incentive compensation practices, the Compensation Committee in 2005 adopted stock ownership guidelines requiring executive officers to maintain a level of equity ownership in the Company at a multiple of five times of base salary. The Compensation Committee believes that the stock ownership guidelines together with the awards pursuant to the 2005 Retention Plan will further advance the Company’s employee retention and incentive objectives and align the interests of executive officers with those of our stockholders.

The Compensation Committee grants equity-based incentive compensation awards on the basis of the Company’s historical performance and the individual executive officer’s contributions to that performance, as well as the expected contribution of the executive officer to the Company’s future performance. In granting awards, the Compensation Committee considers potential equity-based awards in relation to the compensation to be paid in any particular year to an executive officer. In addition, the Compensation Committee considers the Company’s performance (both in terms of Cash earnings growth and increase in stockholder value), individual executive officer contributions to that performance, expected executive officer contributions to the Company’s future performance, the levels of salary and performance-based compensation and the equity ownership of executive officers. Consistent with this approach, the Compensation Committee granted cash awards under the 2005 Retention Plan (as described in greater detail in the Compensation Table), and the Named Executive Officers chose to invest the awards in the Company’s Common Stock and in affiliate investment products.

Compensation of the Chief Executive Officer

Mr. Healey serves as President and Chief Executive Officer of the Company. In determining the annual and performance-based compensation levels for the Company’s Chief Executive Officer, the Compensation Committee applies the same principles and methods applied to its other executive officers. On that basis, and based upon its assessment of Mr. Healey’s contributions relative to other senior managers of the Company in 2005, the Compensation Committee determined Mr. Healey’s overall compensation in 2005 to be appropriate.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit on the tax deduction for compensation in excess of $1 million paid to any “covered employee” of a publicly held corporation (generally the corporation’s chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid). Under the Long-Term Incentive Plan, performance compensation paid thereunder to such covered employees is intended to be deductible by the Company. In implementing its compensation policies during fiscal 2005, the Compensation Committee considered, among other things, the Long-Term Incentive Plan and the opportunities it affords to preserve the tax deductibility of compensation to executive officers. The Compensation Committee’s policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted while providing the Company’s executive officers with appropriate rewards for their performance.

HAROLD J. MEYERMAN
PATRICK T. RYAN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005, the Company retained Goodwin Procter LLP for certain legal services. Richard E. Floor, a director of the Company, is the sole shareholder of Richard E. Floor, P.C., which is a partner in Goodwin Procter LLP. In each of the past three fiscal years, the amount that the Company paid to Goodwin Procter LLP was less than 2% of Goodwin Procter LLP’s consolidated gross revenues and the Board of Directors has determined that these payments were not otherwise material to Goodwin Procter LLP or the Company and did not constitute a material benefit to Mr. Floor.

Jide Zeitlin, a director of the Company, was a partner and senior executive of Goldman, Sachs & Co. until December 2005. In April 2006, Goldman Sachs was one of three investment banks that participated in the Company’s offering of $291 million of convertible trust preferred securities; Goldman Sachs received customary commissions in connection with this transaction.

PROPOSAL 2:  APPROVAL OF THE COMPANY’S 2006 STOCK OPTION AND INCENTIVE PLAN

Introduction

On April 7, 2006, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the 2006 Stock Option and Incentive Plan (the “2006 Plan”). As of April 7, 2006, an aggregate of 132,329 shares of Common Stock remained available for future grant under the Company’s existing equity compensation plans. The 2006 Plan is similar to the existing 1997 Option Plan but will also permit the grant of stock appreciation rights (“SARs”). The 2006 Plan will permit the issuance of stock options and SARs to purchase up to 3,000,000 shares of Common Stock. While the Compensation Committee principally employs equity-based incentive grants through the Executive Retention Plan (as discussed in greater detail in the Compensation Committee report), the Board of Directors believes that the 2006 Plan will provide additional flexibility to implement the Company’s compensation objective of retaining and motivating key personnel, upon whose judgment, initiative and efforts the Company depends for sustained growth and profitability. Consistent with this objective, awards granted under the 2006 Plan will generally be subject to vesting (or other restriction) and forfeiture provisions.

As of April 7, 2006, there were 33,757,194 shares of Common Stock outstanding. At April 7, 2006, there were 7,312,867 shares of Common Stock reserved for issuance pursuant to the exercise of stock options under the existing option plans of the Company and 18,468,708 shares reserved for issuance upon conversion of the Company’s convertible securities. Specifically, 2,150,926 shares are reserved for issuance upon conversion of the Company’s zero coupon senior convertible notes due 2021; 8,913,480 shares are reserved for issuance upon conversion of the Company’s floating rate senior convertible debentures due 2033; 5,404,302 shares are reserved for issuance upon conversion of the Company’s 2004 PRIDES; and 2,000,000 shares are reserved for issuance upon conversion of the Company’s convertible trust preferred securities.

In addition to the vote required by the Company’s by-laws discussed above, approval under the NYSE listing standards requires that a majority of the outstanding shares are voted on the proposal, and that a majority of those voted shares vote for approval of the 2006 Plan. Under the NYSE standards, abstentions are considered as shares voted, while broker non-votes are not. Abstentions thus have the effect of votes cast against the adoption of the 2006 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE 2006 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND OF ITS STOCKHOLDERS, AND, THEREFORE, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 2006 PLAN.

Summary of the 2006 Plan

The following description is only a summary of the material features of the 2006 Plan and does not describe all of its provisions. A copy of the 2006 Plan is included in this proxy statement as Appendix B.

Introduction.   The 2006 Plan permits the grant of stock options to purchase shares of Common Stock that are incentive stock options (“Incentive Options”) under the Internal Revenue Code of 1986, as amended (the “Code”) and stock options that do not so qualify (“Non-Qualified Options”). In addition, the 2006 Plan also permits the grant of stock appreciation rights (“SARs”). A SAR entitles the holder upon exercise to receive Common Stock equal in value to the excess of the fair market value of the shares of Common Stock subject to the right over the fair market value of such shares on the date of grant. Stock options and SARs to purchase no more than 600,000 shares of Common Stock may be granted to any one individual in any calendar year. The term of each option and SAR may not exceed seven years (and, in the case of Incentive Options granted to certain ten percent (or greater) stockholders, five years). 3,000,000 shares of Common Stock have been authorized and reserved for issuance under the 2006 Plan. The 2006 Plan is not required to be qualified under Section 401 of the Code nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974.

Plan Administration.   The 2006 Plan will be administered by the Compensation Committee (the “Committee”) of the Board of Directors. All members of the Committee must be “non-employee directors” as that term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined in Section 162(m) of the Code and the regulations promulgated thereunder. The Committee acting as the administrator of the 2006 Plan (in such role the Committee will be referred to as the “Administrator”) will have the power and authority to select participants under the 2006 Plan, to make any combination of awards to participants, and to determine (and modify from time to time) the specific terms and conditions of each award, all subject to the provisions of the 2006 Plan. All decisions of and interpretations by the Administrator shall be binding on all persons, including the Company and 2006 Plan participants.

Eligibility.   Persons eligible to participate in the 2006 Plan are those full and part-time officers, other employees, directors and key persons (including consultants and advisors), of the Company and its affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its affiliates, as selected from time to time by the Administrator in its sole discretion. However, only employees of the Company and its subsidiaries may be granted Incentive Options.

Stock Options and Stock Appreciation Rights.   The stock option and SAR exercise price of each stock option and SAR will be determined by the Administrator but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Each grant will be subject to such vesting requirements as determined by the Administrator.

Termination of Service.   In general, upon termination of a participant’s service relationship with the Company (or its affiliates), any award requiring exercise will cease to be exercisable and any award to the extent not already fully vested will be forfeited except that, all stock options and SARs (i) held by a participant prior to his or her death, to the extent then exercisable, will remain exercisable for one year, and (ii) held by a participant prior to termination of such relationship for other reasons will, to the extent then exercisable, remain exercisable for three months. However, in no event will such stock options or SARs remain exercisable beyond their otherwise scheduled expiration date.  In addition, the Administrator may provide in an award (or subsequent writing) for other exceptions to forfeiture on termination (but in no event will such stock awards remain exercisable beyond their otherwise scheduled expiration date).

Tax Withholding.   Participants under the 2006 Plan are responsible for the payment of any federal, state or local taxes and the Company may deduct any such taxes from any payment otherwise due to a participant. Subject to the Administrator’s approval, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold from shares of Common Stock otherwise issuable or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Amendments and Termination.   The Board of Directors may at any time amend or discontinue the 2006 Plan and the Administrator may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. No such action may be taken, however, which adversely affects any rights under an outstanding award without the holder’s consent, and prior stockholder approval is required to lower the exercise price of an outstanding grant or to cancel and re-grant awards at a lower exercise price. Further, amendments to the 2006 Plan are subject to stockholder approval if and to the extent such amendments would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of securities that may be issued under the Plan, (iii) materially modify the requirements as to eligibility in the Plan, or (iv) are required by the Code to preserve the qualified status of Incentive Options or to preserve tax deductibility of compensation earned under stock options and SARs.

Adjustments to Awards.   As a result of certain transactions (such as any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock), the outstanding shares of the Company’s Common Stock may be increased or decreased or exchanged for a different number or kind of shares or other securities. Also, as a result of such transactions, cash or in-kind distributions may be made with respect to such shares of Common Stock or other securities. In such cases, the Administrator will make appropriate adjustments in the maximum number of shares reserved for issuance under the 2006 Plan, the number of stock options and SARs that can be granted to any one individual participant, the number and kind of shares or other securities subject to any then outstanding option and SAR awards under the 2006 Plan, and the price for each share subject to any then outstanding stock options and SARs under the 2006 Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of stock options or SARs) as to which such stock options and SARs remain exercisable. The adjustment by the Administrator will be final, binding and conclusive. The Administrator may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if the Administrator determines that such adjustment is appropriate to avoid distortion in the operation of the 2006 Plan.

Change of Control and Other Transaction Provisions.   The 2006 Plan provides that in the event of a Change of Control (and except as provided in an award agreement) each option and SAR issued under the 2006 Plan will become fully exercisable or free of any restrictions on transfer, as the case may be. For this purpose a “Change of Control” generally includes an event in which any person, directly or indirectly, becomes the beneficial owner of 25% or more of the voting power of the Company’s voting securities. A Change of Control also includes the consummation of any consolidation or merger where the Company’s stockholders immediately before such consolidation or merger would not own immediately after such consolidation or merger at least 50% of the voting shares of the surviving corporation or other business entity (or its ultimate parent). Finally, a Change of Control also includes the consummation of a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets as well as the Company’s liquidation or dissolution.

Moreover, in connection with certain transactions (such as a consolidation, merger, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets or a liquidation of the Company), the Board of Directors may, in its discretion, provide for the assumption or substitution of the awards under the 2006 Plan and/or, upon written notice to the participants, the termination of such awards immediately prior to the consummation of such transaction. In the event such termination will occur, all vested awards will be fully settled in cash or in kind as permitted under the terms of the 2006 Plan in an amount equal to the difference between the consideration to be paid pursuant to the transaction for the Common Stock issuable upon exercise of such stock options or SARs and their respective aggregate exercise price, provided that each participant will be permitted within a specified period determined by the Administrator prior to the consummation of such transaction, to exercise all outstanding stock options and SARs, including (subject to the consummation of the transaction) any that otherwise would not then be exercisable.

New 2006 Plan Benefits.   The future benefits or amounts that would be received under the 2006 Plan by executive officers and non-executive officers are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2006 Plan had been in effect would have been discretionary and are, therefore, indeterminable.

Registration Statement.   If stockholders approve the 2006 Plan, the Company intends to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register the shares of

Common Stock that may be issuable pursuant to the 2006 Plan. This registration statement is expected to become effective upon filing.

Tax Aspects of Any Awards Under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the 2006 Plan. It does not describe all federal tax consequences under the 2006 Plan, nor does it describe state, local, foreign tax or non-income tax consequences.

Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant of the stock option and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock on the date of exercise (or, if less, of the amount realized on a sale of such shares of Common Stock) over the exercise price, and (ii) the Company will be entitled to deduct such amount. Any additional gain recognized on the disposition is treated as a capital gain for which the Company is not entitled to a deduction.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the stock option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment. In general, an Incentive Option that is exercised more than three months after termination of employment is treated as a Non-Qualified Option. Special rules apply in the case of permanent disability or death. Incentive Options are also treated as Non-Qualified Options to the extent that, in the aggregate, they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Non-Qualified Options.   With respect to Non-Qualified Options under the 2006 Plan, no income is realized by the optionee at the time the stock option is granted and the Company does not receive a tax deduction at such time. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount, and (ii) at disposition of such Common Stock, any appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held.

Stock Appreciation Rights.   The grant of a SAR will not result in income for the participant or in a tax deduction to the Company. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount that equals the fair market value of any shares of Common Stock received, and the Company will be entitled to a tax deduction in the same amount. Upon disposition of any such Common Stock received on exercise, any appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held.

Parachute Payments.   The vesting of any portion of any option or SAR that is accelerated due to the occurrence of a Change of Control may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 162(m).   Under Section 162(m) of the Internal Revenue Code, certain remuneration in excess of $1,000,000 may be nondeductible if paid by a publicly traded corporation to any of its chief executive officer or other four most highly compensated officers. Option and SAR awards under the 2006 Plan are intended to be eligible for exemption from the Section 162(m) deduction limit.

Section 409A.   As part of the American Jobs Creation Act of 2004, Congress passed Section 409A of the Internal Revenue of Code (“Section 409A”). Option and SAR awards under the 2006 Plan are intended either to be exempt from the rules of Section 409A or to satisfy those rules, and shall be construed accordingly. Granted option and SAR awards may be modified at any time, in the Committee’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A. If such awards were subject to Section 409A and the requirements of Section 409A were not satisfied, such awards (generally including any earnings thereon) would be subject to current tax plus a 20% penalty tax and additional interest.

PROPOSAL 3: AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
THE AUTHORIZED NUMBER OF SHARES OF VOTING COMMON STOCK

On April 7, 2006, the Board of Directors unanimously approved an amendment to the Company’s Certificate of Incorporation. The Board of Directors recommends that the number of authorized shares of voting common stock, par value $.01 per share (the “Common Stock”), be increased from eighty million (80,000,000) shares to one hundred fifty million (150,000,000) shares. The Board of Directors also directed that the amendment be submitted for approval by the Company’s stockholders as required by Delaware law. A copy of the proposed amendment is included in this proxy statement as Appendix C. The Board of Directors recommends that the stockholders approve the amendment.

As of April 7, 2006, there were 33,757,194 shares of Common Stock outstanding, and an additional 5,266,464 shares of Common Stock were held in the Company’s treasury. If the amendment is adopted, approximately 82,194,767 shares of voting Common Stock would be authorized and unissued or unreserved. At April 7, 2006, there were 7,312,867 shares of Common Stock reserved for issuance pursuant to the exercise of stock options under the existing option plans of the Company and 18,468,708 shares reserved for issuance upon conversion of the Company’s convertible securities. Specifically, 2,150,926 shares are reserved for issuance upon conversion of the Company’s zero coupon senior convertible notes due 2021; 8,913,480 shares are reserved for issuance upon conversion of the Company’s floating rate senior convertible debentures due 2033; 5,404,302 shares are reserved for issuance upon conversion of the Company’s 2004 PRIDES; and 2,000,000 shares are reserved for issuance upon conversion of the Company’s convertible trust preferred securities. An additional 3,000,000 shares will be reserved for issuance under the 2006 Stock Option and Incentive Plan, described above under Proposal 2. Accordingly, after giving effect to the shares to be reserved for issuance pursuant to the 2006 Stock Option and Incentive Plan, the Company will have approximately 12,194,767 shares of voting Common Stock that are authorized and unreserved, before giving effect to this proposed amendment. There are no pre-emptive rights relating to the Company’s Common Stock.

While the Company has no present plans for the issuance of additional shares of Common Stock, it wishes to have such shares available for future issuances as the need may arise. One of the potential uses of the additional shares would be to effect a stock split of the Common Stock. Any decision to effect a stock split would be within the Company’s discretion and made subject to market conditions and other factors existing at the time. No further stockholder approval would be required prior to the issuance of the additional shares authorized by this amendment, except as may be required by the listing standards of the New York Stock Exchange.

The Securities and Exchange Commission requires the Company to discuss how the increase in shares could be used to make it more difficult to effect a change in control of the Company. For example, the additional shares of Common Stock could be used to dilute the stock ownership of a person seeking to obtain control of the Company or could be privately placed with purchasers who would support the Board of Directors in opposing a hostile takeover attempt. This proposal to amend the Certificate of Incorporation is not in response to any effort of which the Company is aware to accumulate Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. The Board of Directors does not presently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company.

In addition to Common Stock, under the current Certificate of Incorporation the Company is authorized to issue five million (5,000,000) shares of Preferred Stock, par value $.01 per share, and three million (3,000,000) shares of Class B Non-Voting Common Stock, par value $.01 per share, and at April 7,

2006, there were no shares of Preferred Stock and no shares of Class B Non-Voting Common Stock outstanding.

Approval of this amendment to the Certificate of Incorporation requires approval by a majority of the outstanding shares of Common Stock. As a result, any shares not voted (whether by abstention or otherwise) will have the same effect as a vote against the proposal. Brokers will have discretionary authority to vote on this proposal, so broker non-votes will not apply to this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND OF ITS STOCKHOLDERS, AND, THEREFORE, UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 4: RATIFICATION OF THE
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm for the current fiscal year, subject to ratification by the Company’s stockholders at the Annual Meeting. PricewaterhouseCoopers has acted as the Company’s independent registered public accounting firm since the Company’s inception. The Company has been advised by PricewaterhouseCoopers that it is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”) and complies with the auditing, quality control, and independence standards and rules of the PCAOB and the Securities and Exchange Commission. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Although stockholder ratification of the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm is not required, the Board of Directors is nevertheless submitting the selection of PricewaterhouseCoopers to the stockholders for ratification. Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of PricewaterhouseCoopers as the independent registered public accounting firm of the Company for the year ending December 31, 2006. Should the selection of PricewaterhouseCoopers not be ratified by the stockholders, the Audit Committee will reconsider the matter. Even in the event the selection of PricewaterhouseCoopers is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of the Company and its stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS BELIEVES THAT THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IS IN THE BEST INTERESTS OF THE COMPANY AND OF ITS STOCKHOLDERS, AND, THEREFORE, UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE FOR THIS PROPOSAL.

AUDIT COMMITTEE REPORT

The Audit Committee consists of Messrs. Meyerman and Ryan and Dr. Rodriguez, each an independent director of the Company, with Dr. Rodriguez serving as the Chair of the Audit Committee. The Audit Committee’s purpose is to assist the Board of Directors in oversight of the Company’s internal controls and financial statements and the audit process. The Board of Directors has determined in its business judgment that all members of the Audit Committee are “independent” as is required by the listing standards of the NYSE.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers is in fact “independent.”

The Audit Committee operates pursuant to a charter that was adopted by the Board of Directors on October 25, 2005 and is attached to this Proxy Statement as Appendix A.

HAROLD J. MEYERMAN
PATRICK T. RYAN
RITA M. RODRIGUEZ

Principal Accountant Fees and Services

The following table sets forth information regarding the fees for professional services rendered by PricewaterhouseCoopers in each of the last two fiscal years:

Type of Fee	Year Ended December 31, 2004	Year Ended December 31, 2005
Audit Fees(1)	$3,017,000	$3,034,000
Audit-Related Fees(2)	1,483,000	706,000
Tax Fees(3)	1,476,000	864,000
All Other Fees	—	—

(1)          Represents fees for professional services rendered in connection with the audit of the Company’s financial statements, reviews of the financial statements included in each of the Company’s quarterly reports on Form 10-Q, issuance of a consent and services related to the implementation of accounting standards. For the years ended December 31, 2004 and December 31, 2005, the audit fees also include $1.2 million and $0.6 million, respectively, for the audit of the Company’s compliance with the Sarbanes-Oxley Act of 2002 Section 404.

(2)          Represents fees for research assistance on accounting-related issues, benefit plan audits, issuances of the Association of Investment Management and Research (AIMR) performance verification and internal controls reports such as those pursuant to Statement of Auditing Standard No. 70 and due diligence procedures in connection with new investments.

(3)          Represents fees for income tax compliance and domestic and international tax planning.

In making its determination regarding the independence of PricewaterhouseCoopers, the Audit Committee considered whether the provision of the services covered in the sections entitled “Audit-Related Fees” and “Tax Fees” was compatible with maintaining such independence. Under its charter, the Audit Committee must pre-approve all auditing and any non-auditing services with the Company’s independent registered public accounting firm unless an exception to such pre-approval exists under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules of the SEC. All of the above services provided by PricewaterhouseCoopers were approved by the Audit Committee or the Chairman of the Committee acting under a delegation of authority from the Committee. All of the work performed by PricewaterhouseCoopers was performed by full-time employees of the firm.

Consistent with past practices of the Audit Committee and pursuant to the pre-approval policies of the Audit Committee as currently in effect, the retention of the independent registered public accounting firm to audit the Company’s financial statements, including the associated fee, is approved each year by the Audit Committee. At the beginning of the year, the Audit Committee also evaluates other potential engagements by the Company of the independent registered public accounting firm, including the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service considering (among other factors) the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. At each subsequent meeting, the Audit Committee receives updates on the services provided by the independent registered public accounting firm, and management may present additional services for approval. In the event that a need arises for the approval of additional services between meetings (if, for example, the Company proposed to conduct a financing on an accelerated timetable), the services would be considered and provisionally approved by a designee of the Audit Committee, and the related fees for these services would be considered and approved by the Committee at its next meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of April 1, 2006 (unless otherwise noted) regarding the beneficial ownership of Common Stock by (i) each person or “group” (as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the Common Stock of the Company, (ii) each Named Executive Officer of the Company, (iii) each director and nominee and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Common Stock(3)
AXA Financial, Inc.(4)	1,831,171	5.4%
William J. Nutt(5)	1,986,524	5.6%
Sean M. Healey(6)	1,015,387	2.9%
Nathaniel Dalton(7)	884,908	2.6%
Darrell W. Crate(8)	859,673	2.5%
Seth W. Brennan(9)	686,161	2.0%
John Kingston, III(10)	345,461	1.0%
Richard E. Floor(11)	92,872	*
Rita M. Rodriguez(12)	61,872	*
Harold J. Meyerman(13)	54,372	*
Patrick T. Ryan(14)	5,625	*
Jide J. Zeitlin(15)	5,625	*
All directors and executive officers as a group (11 persons) (16)	5,998,480	15.3%

*                    Less than 1%

(1)          The mailing address for each executive officer and director is c/o AMG, 600 Hale Street, Prides Crossing, Massachusetts 01965.

(2)          In December 2003, the Compensation Committee approved an amendment to the Company’s outstanding stock option agreements (other than options granted to directors) that resulted in unvested options becoming vested options to purchase shares of restricted stock. Any shares of restricted stock issued on the exercise of the vested options remain subject to restrictions on transfer that lapse according to specified schedules which are identical to the original option vesting schedule at the date of grant, provided the option holder remains employed by the Company. In the event the option holder ceases to be employed, any shares issuable on the exercise of these options which are then subject to restrictions on transfer will remain subject to transfer restrictions until December 2010 or seven years after the date of grant, whichever is later.

(3)          In computing the number of shares of Common Stock beneficially owned by a person, shares of Common Stock subject to options held by that person that are currently exercisable or that become exercisable within 60 days of April 1, 2006 are deemed outstanding. For purposes of computing the percentage of outstanding shares of Common Stock beneficially owned by such person, shares of stock subject to options that are currently exercisable or that become exercisable within 60 days of April 1, 2006 are deemed to be outstanding for the holder thereof but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person. As of April 1, 2006, a total of 33,752,913 shares of Common Stock were outstanding.

(4)          Information is based on a Schedule 13G filed with the SEC on February 14, 2006 by AXA Financial, Inc. and the affiliates named therein. AXA Financial Inc. and its affiliates have sole voting power over 1,122,870 shares and sole dispositive power over 1,831,171 shares. The address of AXA Financial, Inc. is listed in such Schedule 13G as 1290 Avenue of the Americas, New York, New York 10104.

(5)          Includes 1,732,002 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 314,532 are subject to restrictions on transferability.

(6)          Includes 955,623  shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 296,908 are subject to restrictions on transferability.

(7)          Includes 824,730 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 261,001 are subject to restrictions on transferability.

(8)          Includes 801,611 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 261,001 are subject to restrictions on transferability.

(9)          Includes 649,176 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 246,001 are subject to restrictions on transferability.

(10)   Includes 325,860 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 158,625 are subject to restrictions on transferability.

(11)   Includes 61,872 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006.

(12)   Consists of 61,872 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006.

(13)   Consists of 54,372 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006.

(14)   Consists of 5,625 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006.

(15)   Consists of 5,625 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006.

(16)   Includes 5,478,368 shares of Common Stock subject to options exercisable within 60 days of April 1, 2006, of which 1,538,068 are subject to restrictions on transferability.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to the Company copies of all Section 16(a) forms that they file. To the Company’s knowledge, based solely on a review of the copies of such reports provided to the Company and written representations from certain reporting persons, all Section 16(a) filing requirements applicable to any of its executive officers, directors and greater than 10% beneficial owners have been satisfied.

Independent Public Accountants

As discussed in the Audit Committee Report, PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm during 2005 and, in Proposal 4 of this Proxy Statement, it is proposed that stockholders ratify the Audit Committee’s decision to retain PricewaterhouseCoopers for fiscal year 2006. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation of stockholders at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, telephone, telegraph or other electronic means by one or more employees of the Company or by a proxy solicitor. The Company also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals who are beneficial owners of Common Stock.

The Company has retained Morrow & Co., Inc. for services in connection with the solicitation of proxies for a fee of approximately $20,000.

Stockholder Proposals

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before December 29, 2006 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2007 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no earlier than January 31, 2007, nor later than March 17, 2007, together with all supporting documentation required by the By-laws.

Householding of Proxy Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or the Annual Report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of its Annual Report and/or Proxy Statement to you if you call or write the Company at the following address or telephone number: Affiliated Managers Group, Inc.,

600 Hale Street, Prides Crossing, Massachusetts 01965, Attention: John Kingston, III, Senior Vice President, General Counsel and Secretary, (617) 747-3300. If you would like to receive separate copies of a proxy statement or an annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and telephone number.

Other Matters

The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 16, 2006, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO JOHN KINGSTON, III, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, AFFILIATED MANAGERS GROUP, INC., 600 HALE STREET, PRIDES CROSSING, MASSACHUSETTS 01965.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE SUBMIT A PROXY BY TELEPHONE, BY INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD OR THE VOTING INSTRUCTION FORM PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE.

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Appendix A

Audit Committee Charter

AFFILIATED MANAGERS GROUP, INC.

(As set forth herein, adopted by the Board of Directors at a meeting held on October 25, 2005)

I.   General Statement of Purpose

The purpose of the Audit Committee of the Board of Directors (the “Audit Committee”) of Affiliated Managers Group, Inc. (the “Company”) is to assist the Board of Directors (the “Board”) in its oversight of (1) the integrity of the Company’s financial statements and the system of internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company’s independent auditors, and (4) the performance of the Company’s internal audit function.

II.   Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom shall satisfy the independence requirements established by the New York Stock Exchange Listed Company Manual for listing on the exchange, as in effect from time to time. Each member of the Audit Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee), as such qualification is interpreted by the Board in its business judgment. One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the Securities and Exchange Commission (“SEC”). At least one member of the Audit Committee shall have sufficient accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Audit Committee shall designate one of its members to be Chairperson of the committee.

No member of the Audit Committee may simultaneously serve on the audit committee of more than three (3) issuers having securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

III.   Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee (or the Chairperson thereof) may receive additional directors’ committee fees to compensate such member commensurate with the time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.   Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairperson of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

Periodically, the Audit Committee shall also meet separately with management, with the persons responsible for the internal audit function, and with the independent auditors.

V.   Responsibilities and Authority

A.   Review of Charter

•       The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.   Annual Performance Evaluation of the Audit Committee

•       At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C.   Matters Relating to Selection, Performance and Independence of Independent Auditor

•       The Audit Committee shall have the sole authority to appoint, retain, evaluate and terminate the Company’s independent auditor, and to determine compensation for the independent auditor. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management. The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee, and shall be directly responsible for oversight of such auditor’s work.

•       The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor, provided that the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•       The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•        obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review, of the auditors, or by any inquiry or investigation by government or professional authorities within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3), in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

•        review and evaluate the performance of the independent auditor and the lead partner of the independent auditor; and

•        assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

•       The Audit Committee shall establish policies with respect to the potential hiring of current or former employees of the independent auditor.

D.   Audited Financial Statements and Annual Audit

•       The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•       The Audit Committee shall review (and, where appropriate, discuss with management, including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)             the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, and (c) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” prior to the filing of the Company’s Annual Report on Form 10-K;

(ii)         analyses (if any) prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements;

(iii)     the adequacy of the Company’s internal controls (including those relating to financial reporting) that could significantly affect the integrity of the Company’s financial statements;

(iv)       major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v)           the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•       The Audit Committee shall review and discuss with the independent auditor:

(i)             how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995 (including its responsibility to notify the SEC of material illegal acts in certain circumstances where the management and board of directors of a company have failed to take appropriate remedial actions);

(ii)         any audit problems or difficulties (including any difficulties encountered by the auditor in the course of performing its audit work) and management’s response thereto, including any restrictions on the scope of its activities or its access to information, and any significant disagreements with management;

(iii)     the accounting treatment for any transactions material to the Company; and

(iv)       the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•       If reported to the Audit Committee by the independent auditor, the Audit Committee shall discuss with the CEO and CFO of the Company (1) any significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•       Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS 61”) (including, inter alia, concerning the auditor’s responsibility under generally accepted auditing standards, management’s judgments and accounting estimates, significant adjustments, and disagreements with management), and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•       The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement, including all findings required by the Exchange Act.

E.   Internal Audit Function

•       The Audit Committee shall evaluate the performance and responsibilities of the Company’s internal audit function. Such evaluation shall include a review of the Company’s internal audit function with the independent auditors.

F.   Unaudited Quarterly Financial Statements

•       The Audit Committee shall discuss with management and the independent auditor the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Reports on Form 10-Q.

G.   Earnings Press Releases

•       The Audit Committee shall discuss with management and the independent auditor earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (which need not occur in advance of each such release or other communication, but may instead be done generally, by means of discussion of the types of information to be disclosed and the types of presentation to be made).

H.   Risk Assessment and Management

•       The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management.

I.   Procedures for Addressing Complaints and Concerns

•       The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints from employees of the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or possible violations of any applicable Company codes of conduct.

J.   Regular Reports to the Board

•       The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

K.   Legal and Regulatory Compliance

•       The Audit Committee shall discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements.

•       The Audit Committee shall discuss with management legal or regulatory matters (including pending or threatened litigation, regulatory examinations or inquiries, if any) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

VI.   Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.   Engagement of Advisors

•       The Audit Committee may engage independent legal, accounting or other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such legal, accounting or other advisors are engaged, shall determine the compensation or fees payable to (and shall receive the necessary funding to pay) such advisors.

B.    General

•       The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•       The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, although the Audit Committee oversees the compliance and controls of the Company, it is not the duty of the Audit Committee to actually conduct investigations or to assure compliance with laws and regulations.

Appendix B

AFFILIATED MANAGERS GROUP, INC.

2006 STOCK OPTION AND INCENTIVE PLAN

MAY 31, 2006

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Affiliated Managers Group, Inc. 2006 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors (including Independent Directors) and other key persons (including consultants and advisors) of Affiliated Managers Group, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s (or its Affiliates’) behalf and strengthening their desire to remain with the Company (or its Affiliates). In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Administrator” is defined in Section 2(a).

“Affiliate” means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code. The Company may apply Sections 414(b) and 414(c) of the Code by substituting “at least 50%” for “at least 80%” under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2; and may, to the extent permitted under Section 409A, use “at least 20%” in lieu of “at least 50%”; provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards and rights (whether under the Plan or another plan), and any designation of a different permissible ownership threshold percentage may not be made effective until 12 months after the adoption of such change (or such other period as required by Section 409A). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply.

“Award” or “Awards,” means Incentive Stock Options, Non-Qualified Stock Options and SARs.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 10.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 12.

“Fair Market Value”means, with respect to Stock, (i) for so long as such Stock is readily tradeable on an established securities market (within the meaning of Section 409A), the closing price on the trading day of the grant, and (ii) otherwise, the fair market value of such Stock determined by the Committee by a reasonable application of a reasonable valuation method (within the meaning of Section 409A).

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or any Affiliate and who, if a member of the Committee, meets the requirements of such membership as set forth in Section 2(a).

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Person” means an individual, partnership, joint venture, association, corporation, trust, estate, limited liability company, limited liability partnership, unincorporated entity of any kind, governmental entity or any other legal entity.

“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 5.

“Section 409A” means Section 409A of the Code and the applicable regulatory guidance thereunder (including, as applicable, proposed, final or temporary regulations and Notice 2005-1).

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

(a)   Committee.   The Plan shall be administered by a committee of not less than two Independent Directors (the “Administrator”). Each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority, subject to terms and restrictions contained in the Plan,:

           (i)  to select the individuals to whom Awards may from time to time be granted;

         (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options and SARs, or any combination of the foregoing, granted to any one or more participants;

        (iii)  to determine the number of shares of Stock to be covered by any Award;

         (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award or the lapsing at any time of any restrictions on transfer of all or any portion of any Award;

         (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options or SARs may be exercised;

       (vii)  to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

      (viii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions of and interpretations by the Administrator shall be binding on all persons, including the Company and Plan participants.

(c)   Limited Delegation of Authority to Grant Awards.   The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, but only with respect to individuals who are not subject to the reporting and other provisions of Section 16 of the Act and who are not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option or SAR, any conversion ratio and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)   Stock Issuable.   The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled or satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Any shares of Stock tendered by Plan participants as full or partial payment to the Company upon exercise of Stock Options, shares of Stock reserved for issuance upon the grant of SARs to the extent the number of reserved shares exceeds the number of shares of Stock actually issued upon exercise of the SARs, and shares of Stock withheld by, or otherwise remitted to, the Company to satisfy a Plan participant’s tax withholding obligations upon the exercise of Awards or upon any other payment or issuance of shares of Stock under the Plan shall not be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options and SARs with respect to no more than 600,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b)   Changes in Stock.   If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make appropriate adjustments in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options and SARs that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Stock Option and SAR Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Option or SARs, as applicable) as to which such Stock Options or SARs remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code. Unless the Committee determines otherwise, any adjustment hereunder shall be done on terms and conditions consistent with Section 409A and, in the case of Awards intended to qualify for the performance-based compensation exception Section 162(m) of the Code, having due regard for continued qualification for that exception.

(c)   Certain Transactions.   In contemplation of and subject to the consummation of a consolidation or merger or a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation (or other business entity) or in the event of a liquidation of the Company (in each case, a “Transaction”), the Board, and/or the board of directors of any corporation (or other business entity) assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards:  (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards shall be fully settled, in cash or in kind, subject to Section 5(a), in an amount equal to the difference between (A) the consideration payable per share of Stock pursuant to the business combination (the “Merger Price”) times the number of shares of Stock subject to such outstanding Stock Options or SARs (to the extent then exercisable at prices not in excess of the Merger Price), as applicable, and (B) the respective aggregate exercise price of all such outstanding Stock Options or SARs; provided, however, that each participant shall be permitted, within a specified period determined by the Administrator prior to the consummation of the Transaction, to exercise all outstanding Stock Options and SARs, including any that would not then be exercisable (but for this proviso), subject to the consummation of the Transaction, and provided, further, that any restrictions on transfer then in effect with respect to any outstanding Stock Options or SARs shall lapse and be of no further force or effect.

(d)   Substitute Awards.   The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY

Participants in the Plan will be those full and part-time officers, other employees, directors (including Independent Directors) and key persons (including consultants and advisors) of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS & SARS

Any Stock Option or SAR granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Affiliate that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Award shall be granted under the Plan more than ten (10) years after the Effective Date of the Plan.

(a)   Grant of Awards.   The Administrator in its discretion may grant Stock Options and SARs to any eligible person described in Section 4. Stock Options and SARs granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. Grants of SARs will be settled in Common Stock and the Administrator at the time of grant or thereafter may define the manner of determining the excess in value of the shares of Common Stock.

(i)   Exercise Price.   The exercise price per share for the Stock covered by an Award granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)   Term.   The term of each Award shall be fixed by the Administrator, but no Award shall be exercisable more than seven (7) years after the date the Award is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(iii)   Exercisability; Rights of a Stockholder.   Awards shall become exercisable at such time or times and any Stock issued or issuable thereunder shall become free of any restrictions on transfer, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability or the lapsing of any restriction on transfer, as the case may be, of all or any portion of any Award. Participants shall have the rights of a stockholder only as to shares acquired upon the exercise of an Award, subject to any applicable restrictions on transfer on the issued Stock, and not as to any unexercised Awards.

(iv)   Method of Exercise.   Awards may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased (in case of Stock Options) or the number of shares as to which an Award is being exercised (in case of SARs). In case of Stock Options, payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

         (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

         (B)  Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

         (C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by delivery of previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)   Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)   Non-transferability of Awards.   No Stock Option or SAR shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options and SARs shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option or SAR that the optionee or holder of the SAR, as applicable, may transfer, without consideration for the transfer, his Non-Qualified Stock Options or SARs to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee (and, as required by the Administrator, the beneficiaries, partners or members of such transferee) agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option or SAR, as the case may be.

(c)   Termination.   Subject to Section 7, immediately upon the cessation of the Participant’s employment or other service relationship with the Company and its Affiliates an Award requiring exercise will cease to be exercisable and all Awards to the extent not already fully vested will be forfeited, (A) except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 8 below, in writing after the Award agreement is issued (but in all events subject to Section 5(a)(ii)), and (B) except that:

(i)    All Options and SARs held by a participant immediately prior to his or her death, to the extent then exercisable, will remain exercisable by such participant’s executor or administrator or the person or persons to whom the Option or SAR is transferred by will or the applicable laws of descent and distribution, in each case for the lesser of (i) the one year period ending with the first anniversary of the participant’s death or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this subsection (c), and shall thereupon terminate; and

(ii)   all Options and SARs held by the participant immediately prior to the cessation of the Participant’s employment or other service relationship for reasons other than death, to the extent then exercisable, will remain exercisable for the lesser of (1) a period of three months or (2) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this subsection (e), and shall thereupon terminate.

(iii)  Unless the Administrator expressly provides otherwise, a participant’s “employment or other service relationship with the Company and its Affiliates” will be deemed to have ceased, in the case of an employee participant, upon termination of the participant’s employment with the Company and its Affiliates (whether or not the participant continues in the service of the Company or its Affiliates in some capacity other than that of an employee of the Company or its Affiliates), and in the case of any other participant, when the service relationship in respect of which the Award was granted terminates (whether or not the Participant continues in the service of the Company or its Affiliates in some other capacity).

SECTION 6. TAX WITHHOLDING

(a)   Payment by Participant.   Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company’s obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

(b)   Payment in Stock.   Subject to approval by the Administrator, a participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 8. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Except as provided in Section 3(b) or 3(c), any action by the Board or the Administrator to reduce the exercise price of any outstanding Award or to cancel any outstanding Award and re-grant such Award at a lower exercise price, shall be subject to approval by the Company’s stockholders entitled to vote at a meeting of stockholders. Furthermore, if a Plan amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of securities that may be issued under the Plan, or

(iii) materially modify the requirements as to eligibility in the Plan, then, such amendment shall be subject to approval by the Company’s stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 8 shall limit the Board’s authority to take any action permitted pursuant to Section 3(c).

SECTION 9. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10. CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 10:

(a)    Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option shall automatically become fully exercisable and free of any restrictions on transfer.

(b)   “Change of Control” shall mean the occurrence of any one of the following events:

(i)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Affiliates, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Affiliates), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii)   the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation (or other business entity) issuing cash or securities in the consolidation or merger (or of its ultimate parent, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 11. GENERAL PROVISIONS

(a)   No Distribution; Compliance with Legal Requirements.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)   Delivery of Stock Certificates.   Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to such Company’s insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

(e)   Application of Code Section 409A.   Awards under the Plan are intended either to be exempt from the rules of Section 409A or to satisfy those rules, and shall be construed accordingly. Granted Awards may be modified at any time, in the Committee’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A.

SECTION 12. EFFECTIVE DATE OF PLAN

This Plan is effective when approved by the Company’s stockholders.

SECTION 13. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

Appendix C

AFFILIATED MANAGERS GROUP, INC.
AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242
of the General Corporation Law of
the State of Delaware

Affiliated Managers Group, Inc. (hereinafter called the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:  That the Board of Directors of said Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth the amendment to the Amended and Restated Certificate of Incorporation of the Corporation and proposing and declaring said amendment to be advisable.

SECOND:  That thereafter, the amendment in Paragraph Third below was approved by affirmative vote of the holders of a majority of the issued and outstanding capital stock of the Corporation entitled to vote at a meeting duly held, at which a quorum was present and acting throughout, and in accordance with the provisions of Section 242 of the General Corporation Law of Delaware, on May 31, 2006.

THIRD:  That, upon the effectiveness hereof, the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and restated as follows:

“The total number of shares of capital stock which the Corporation shall have the authority to issue is One Hundred Fifty-Eight Million (158,000,000) shares, of which (a) Five Million (5,000,000) shares shall be undesignated preferred stock, par value $.01 per share (the “Undesignated Preferred Stock”), and (b) One Hundred Fifty-Three Million (153,000,000) shares shall be common stock, par value $.01 per share (the “Common Shares”), of which (i) One Hundred Fifty Million (150,000,000) shares shall be designated Voting Common Stock (“Common Stock”) and (ii) Three Million (3,000,000) shares shall be designated Class B Non-Voting Common Stock (“Class B Common Stock”). As set forth in this Article IV, the Board of Directors or any authorized committee thereof is authorized from time to time to establish and designate one or more series of Undesignated Preferred Stock, to fix and determine the variations in the relative rights, preferences and powers as between the different series of Undesignated Preferred Stock in the manner hereinafter set forth in this Article IV, and to fix or alter the number of shares comprising any such series and the designation thereof to the fullest extent permitted by law.”

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IN WITNESS WHEREOF, Affiliated Managers Group, Inc. has caused this Certificate to be signed by its duly authorized officer, this       day of                  , 2006.

AFFILIATED MANAGERS GROUP, INC.
By:
Name:
Title:

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AFFILIATED MANAGERS GROUP, INC.

600 Hale Street, Prides Crossing, Massachusetts 01965

Proxy for Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sean M. Healey, William J. Nutt and John Kingston, III, and each of them, proxies with full power of substitution to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Affiliated Managers Group, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Company’s offices, 600 Hale Street, Prides Crossing, Massachusetts 01965 on Wednesday, May 31, 2006 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof, and hereby grants each of them full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2005 Annual Report to Stockholders.

(Continued, and to be signed, on reverse side)

AFFILIATED MANAGERS GROUP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER
USING DARK INK ONLY  •

Use this number to vote by phone or Internet

1.

To elect the following nominees as directors of the Company, each for a one-year term to continue until the 2007 Annual Meeting of Stockholders and until the successor of the respective nominee is duly elected and qualified.

	Nominees:	01—Richard E. Floor	04—William J. Nutt	07—Jide J. Zeitlin
		02—Sean M. Healey	05—Rita M. Rodriguez
		03—Harold J. Meyerman	06—Patrick T. Ryan
		For All	Withhold All	For All Except
		O	O	O

(INSTRUCTION: To withhold authority for any individual nominee, mark “For All Except” and write the nominee’s name on the space provided above.)
2 .	To approve the material terms of the Company’s 2006 Stock Option and Incentive Plan.
O For O Against O Abstain
3.	To amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of voting Common Stock of the Company.
O For O Against O Abstain
4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.
O For O Against O Abstain
5.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, the undersigned’s vote will be cast “FOR” Proposal 1—election of each of the nominees for director, “FOR” Proposal 2—approval of the 2006 Stock Option and Incentive Plan, “FOR” Proposal 3—amendment to the Company’s Amended and Restated Certificate of Incorporation and “FOR” Proposal 4—ratification of the selection of the Company’s independent auditors. The undersigned’s votes will be cast in accordance with the proxies’ discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

Signature:	Date:
Signature:	Date:

For joint accounts, each owner should sign. Executors, administrators, trustees, corporate officers and others acting in a representative capacity should give full title or authority.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4:00 p.m. Eastern time the business day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxyvote.com/amg
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box above, to create and submit an electronic ballot.

Telephone
1-866-207-3912
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box above, and then follow the directions given.

Mail
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.